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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________

June 30, 2009
___________

To the Stockholders of Communication Intelligence Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Communication Intelligence Corporation, a Delaware corporation (the “Company”), will be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 30, 2009, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1.	To consider and vote upon a proposal to elect five directors, each with a term of one year;
2.	To consider and take action upon a proposal to increase the number of shares of Common Stock available for issuance from 225,000,000 to 275,000,000 and
3.	To transact such other business as may properly come before the Annual Meeting.

You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on May 7, 2009 as the record date.  Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.  A list of the stockholders will be available for inspection at the Company’s headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, at least ten days before the Annual Meeting and at the Annual Meeting.

YOUR VOTE IS IMPORTANT

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE ANNUAL MEETING.  IF YOU EXECUTE A PROXY CARD, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Redwood Shores, California	By Order of the Board of Directors
May _, 2009	Guido DiGregorio Chairman, President and Chief Executive Officer

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TABLE OF CONTENTS

Page
INTRODUCTION	1
VOTING SECURITIES	1
PROPOSAL 1 ELECTION OF DIRECTORS	2
PROPOSAL 2 AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	10
BOARD OF DIRECTOR MEETINGS AND COMMITTEES	10
DIRECTOR COMPENSATION	12
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	14
AUDIT COMMITTEE REPORT	16
INFORMATION REGARDING THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS	19
SOLICITATION OF PROXIES	20
OTHER MATTERS	20
ADDITIONAL INFORMATION	21

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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
_____________

PROXY STATEMENT
_____________

ANNUAL MEETING OF STOCKHOLDERS
_____________

INTRODUCTION

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company's Annual Meeting of Stockholders to be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 30, 2009, at 1:00 p.m. Pacific Time, and any and all adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:

(i)	To consider and vote upon a proposal to elect five directors, each with a term of one year;
(ii)	To consider and vote upon a proposal to increase the number of shares of Common Stock available for issuance from 225,000,000 to 275,000,000; and
(iii)	Such other matters as may properly be brought before the meeting.

This Proxy Statement and the accompanying proxy card, together with a copy of the Company's Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about May _, 2009.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

VOTING SECURITIES

The Board of Directors has fixed May 7, 2009 as the record date for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting.  Accordingly, only holders of record of shares of the Company’s Common Stock (“Common Stock”) and Series A-1 Cumulative Convertible Preferred Stock (“Preferred Stock” or “Series A-1 Preferred”) at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were approximately ____ beneficial owners of the 131,378,589 outstanding shares of our Common Stock, and there were five beneficial owners of the 731,590 outstanding shares of our Preferred Stock.  Each holder of Common Stock is entitled to one vote for each share of our Common Stock held by such holder.  Shares of Preferred Stock have no separate vote by class except as where required by applicable law, and instead vote with the holders on Common Stock on an as-if-converted-to-Common-Stock basis.  Each share of Preferred Stock presently converts into 7.1429 shares of Common Stock, and, accordingly, each holder of Preferred Stock is entitled to 7.1429 votes for each  share of our Preferred Stock held by such holder.  The 731,590 outstanding shares of Preferred Stock are presently convertible into 5,225,674 shares of Common Stock, and the holders of Preferred Stock are likewise entitled to 5,225,674 votes for their shares of Preferred Stock.  If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder “FOR,” “AGAINST” or “ABSTAIN” on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly.  If no choice is specified on the returned proxy card, the shares will be voted FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement.  The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock (including outstanding shares of Preferred Stock being voted on an as-if-converted-to-Common-Stock basis) entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Attendance at the meeting will not automatically revoke a previously-submitted, properly-executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

•	delivering to the Secretary of the Company a signed notice of revocation; delivering a later-dated, properly executed proxy card; or

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                  •      attending the meeting, revoking the previously-granted proxy and voting in person.

In order to be effective, all revocations or a later-filed proxy card must be delivered to the Company at the address listed above not later than June 29, 2009, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.

Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker “non-votes” (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

If a quorum is present at the Annual Meeting:

(a) the five nominees for director receiving the greatest number of votes (a plurality) will be elected. Accordingly, abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes; and

(b) the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 225,000,000 to 275,000,000 will be approved only if (1) a majority of the shares of Common Stock issued and outstanding (including outstanding shares of Preferred Stock being voted on an as-if-converted-to-Common-Stock basis) are voted in favor of the proposal, and (2) a majority of the shares of Common Stock issued and outstanding voting as a separate class (and not including outstanding shares of Preferred Stock being voted on an as-if-converted-to-Common-Stock basis) are voted in favor of the proposal.  Accordingly, abstentions and broker non-votes have the effect of a vote against the proposal.

A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company’s proposals and any other matters that may be properly proposed at the Annual Meeting.  The shares represented by all valid non-revoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein.  EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein.  If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

The Company will pay the cost of its proxy solicitation. Upon request, the Company will reimburse brokers, banks, and other nominees for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies. Some of the Company’s employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this.  Your cooperation in promptly completing and returning the enclosed proxy card to vote your shares of stock will help to avoid additional expense.

If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you execute your proxy card. If you are a beneficial owner of shares of Common Stock or Preferred Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker, or other nominee are examples of proof of ownership. If you want to vote in person your shares of the Company’s stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

Unless otherwise noted, all amounts are in thousands except share and per-share amounts.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is five (5).  The five persons listed below are the nominees for election as directors at the Annual Meeting. Each director elected at this Annual Meeting will serve for one (1) year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

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Unless otherwise instructed, the proxy holders named in the proxy card will vote the shares represented by proxies received by them for the election of the five nominees to the Board of Directors named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated by the present Board of Directors. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

Director Nominees

The following table sets forth certain information concerning the Directors:

Name	Age	Year First Elected or Appointed

Guido D. DiGregorio (5)	70	1997
Garry Meyer (5)	59	2007
Louis P. Panetta (1), (2), (3), (4),(5)	59	2000
Chien-Bor Sung (1), (2), (3), (4)	84	1986
David E. Welch (1), (4)	62	2004

1. Member of the Audit Committee (Chairman David E. Welch)
2. Member of the Finance Committee (Chairman Chien-Bor. Sung)
3. Member of the Compensation Committee (Chairman Louis P. Panetta)
4. Member of the Nominating Committee (Chairman Chien-Bor Sung)
5. Member of the Best Practices Committee (Chairman Garry Meyer)

The business experience of each of the directors for at least the past five years includes the following:

Guido D. DiGregorio was elected Chairman of the Board in February 2002, Chief Executive Officer in June 1999 and President & Chief Operating Officer in November 1997. Mr. DiGregorio began his career with General Electric, from 1966 to 1986, where after successive promotions in product development, sales, strategic marketing and venture management assignments, he rose to the position of General Manager of an industrial automation business. Prior to joining CIC, Mr. DiGregorio was recruited as CEO of several companies to position those businesses for sustained sales and earnings growth. Those companies include Exide Electronics, Maxitron Corp., Proxim and Display Technologies Inc.

Garry S. Meyer was elected a director in November 2007. Dr. Meyer has more than 25 years of experience in the financial services industry, and is currently a Principal of GSMeyer & Associates LLC, a private equity and technology consulting firm. From 2006 to 2007, he was the Chief Information Officer of Agency and Personal Markets at Liberty Mutual Insurance. From 1998 to 2006, Dr. Meyer was Senior Vice President & Global IT Quality Leader for General Electric. At General Electric he developed and implemented a strategy of core technology platforms and methods to enable leverage in multiple businesses and was a key contributor to LEAN Six Sigma new product introductions and best practice processes. Previously, Dr. Meyer was Managing Director, Trusted Services at SafeNet, Vice President at Marsh & McLennan, Principal & CIO at Smart Card International, Inc., and Director, Information Technology at Citicorp POS Information Services, Inc., and Vice President, Management Information System at Standard & Poor’s. Dr. Meyer holds a M.S. in electrical engineering and computer science from the Massachusetts Institute of Technology (M.I.T.), a B.S. and Ph.D. from the State University of New York, and is certified in Six Sigma.

Louis P. Panetta was elected a director of the Company in October 2000. Mr. Panetta is currently the principal of Louis Panetta Consulting, a management consulting firm, and also teaches at the school of business at California State University, Monterey Bay. He served as Vice President-Client Services for Valley Oak Systems from September 2003 to December 2003. From November 2001 to September 2003 Mr. Panetta was a member of the Board of Directors of Active Link. He was Vice President of Marketing and Investor Relations with Mobility Concepts, Inc. (a wireless Systems Integrator), a subsidiary of Active Link Communications from February 2001 to April 2003. He was President and Chief Operating Officer of PortableLife.com (eCommerce products provider) from September 1999 to October 2000 and President and Chief Executive Officer of Fujitsu Personal Systems (a computer manufacturer) from December 1992 to September 1999. From 1995 to 1999, Mr. Panetta served on the Board of Directors of Fujitsu Personal Systems. Mr. Panetta’s prior positions include Vice President-Sales for Novell, Inc. (the leading supplier of LAN network software) and Director-Product Marketing for Grid Systems (a leading supplier of Laptop & Pen Based Computers).

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C.B. Sung was elected a director of the Company in 1986.  Mr. Sung has been the Chairman and Chief Executive Officer of Unison Group, Inc. (a multi-national corporation involved in manufacturing, computer systems, international investment and trade) since 1986 and Unison Pacific Corporation since 1979. Unison Group manages investment funds specializing in China-related businesses and is a pioneer in investing in China. Mr. Sung’s background includes over twenty years in various US high technology operating assignments during which time he rose to the position of Corporate Vice President-Engineering & Development for the Bendix Corporation. Mr. Sung was recently acknowledged and honored for his contributions by his native China (PRC) with a documentary produced by China’s National TV focusing on his life and career as an entrepreneurial scholar, successful US high technology executive and for his pioneering and continuing work in fostering capital investment and economic growth between the US and China.

David E. Welch was elected a director in March 2004 and serves as the financial expert on the Audit Committee. From July 2002 to present Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm, Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002.  Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998.  Mr. Welch is a member of the Board of Directors of PepperBall Technologies, Inc. and AspenBio Pharma, Inc.  Mr. Welch is a Certified Public Accountant licensed in the state of Colorado.

PROPOSAL 2
AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 225 million shares of Common Stock and 10 million shares of preferred stock, par value $0.01 per share, 2,000,000 of which have been designated as Series A-1 Preferred Stock. As of May 6, 2009, approximately 131,378,589 shares of Common Stock were issued and outstanding, and 731,590 shares of Series A-1 Preferred Stock, which are convertible into shares of Common Stock at a ratio of approximately 7.1429 shares of Common Stock for each such share of Series A-1 Preferred Stock, were issued and outstanding.  Conversion of all outstanding shares of Series A-1 Preferred Stock would result in the issuance of an additional 5,225,674 shares of Common Stock. In addition, as of that date, approximately 48,776,812 shares are reserved for issuance on the exercise of outstanding options and warrants (subject to adjustments). Approval of this proposal will increase the number of authorized shares of Common Stock from 225,000,000 shares to 275,000,000 shares.

THE BOARD OF DIRECTORS CONSIDERED AND UNANIMOUSLY CONCLUDED THAT THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WAS ADVISABLE AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. Stockholders are being asked to approve the following resolution amending the Company's Amended and Restated Certificate of Incorporation:

RESOLVED, that Article Fourth, paragraph (a) of the Company's Amended and Restated Certificate of Incorporation, shall be amended and restated in its entirety as follows:

“FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is 285,000,000 of which 275,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.”

REASONS FOR THE PROPOSAL

The Board of Directors believes it is necessary to have the ability to issue additional shares of Common Stock for general corporate purposes, including but not limited to meeting general working capital requirements and retiring existing debt.  In order to finance its operations, the Company entered into transactions in 2006, 2007, and 2008 that required the issuance of rights to acquire shares of the Company’s Common Stock.

The Company is now in the process of finalizing a new financing transaction led by Phoenix Venture Fund, LLC (“Phoenix”), and anticipates this transaction will close in the near term.   As described in greater detail under the heading “Transactions with Related Persons,” the Company effected a financing transaction in June 2008 in which the Company raised capital through the issuance of secured indebtedness and equity, and restructured a portion of the Company’s then existing short-term debt. In that financing transaction, the Company entered into a Credit Agreement (the “Credit Agreement”) and a Pledge and Security Agreement (the “Pledge Agreement”), each dated as of June 5, 2008, with Phoenix, Michael Engmann and Ronald Goodman (collectively with Phoenix, the “Creditors,” and each individually a “Creditor”).  Under the terms of the Credit Agreement, the Company received an aggregate of $3 million and refinanced $637,500 of then existing indebtedness and accrued interest on that indebtedness (individually, a “Loan” and collectively, the “Loans”).  The Loans, which are represented by secured promissory notes (each a “Note” and collectively, the “Notes”), bear interest at eight percent (8%) per annum which, at the option of the Company, may be paid in cash or in kind and presently mature on June 5, 2010. Under the terms of the Credit Agreement and in partial consideration for the Creditors’ respective Loans made pursuant to the terms of the Credit Agreement as described above, the Company issued to each Creditor a warrant to purchase up to the number of shares of the Company’s Common Stock obtained by dividing the amount of such Creditor’s Loan by 0.14 (each a “Warrant” and collectively, the “Warrants”).  25,982,143 shares of the Company’s Common Stock may be issued upon exercise of these Warrants.  The Warrants are exercisable until their expiration on June 30, 2011. The Warrants have an exercise price of fourteen cents ($0.14) per share.

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Under the terms of the Credit Agreement, additional warrants may be issued if the Company exercises its option to make interest payments on the Loans in kind.  The Company exercised its option to pay an aggregate amount of $71,754 in accrued interest on the Loans in kind for the Company’s fiscal quarter ended March 31, 2009, and issued warrants to purchase an aggregate of 512,523 shares at an exercise price of $0.14 per share in connection therewith (the “PIK Warrants”).  Thus, as of the date hereof, the Company has an aggregate of $3,709,254 in indebtedness, and an aggregate of 26,494,666 shares of the Company’s Common Stock may be issued upon exercise of the Warrants and PIK Warrants.

In the new financing transaction led by Phoenix, it is anticipated that the Company will receive an aggregate of $1.1 million from Phoenix and its designees, which may include Michael Engmann or entities controlled by Mr. Engmann (each a “New Loan” and collectively, the “New Loans”).  The Credit Agreement will be amended in connection with the financing transaction, and the existing lending arrangements will be amended such that the Notes for the existing Loans will be canceled, and new secured promissory notes will be issued as replacements for the canceled Notes and to evidence the New Loans (each a “New Note” and collectively the “New Notes”).  For New Notes being issued to Creditors from the June 2008 financing transaction, the principal amount of the New Note for each such Creditor will include both the outstanding principal amount for the existing Loan for such Creditor and the principal amount of any New Loan made by such Creditor.  It is anticipated that New Notes will also be issued to designees of Phoenix who did not participate in the June 2008 financing transaction.  The New Notes will bear interest at eight percent (8%) per annum which, at the option of the Company, may be paid in cash or in kind.  Whereas the existing Notes to be canceled presently have a maturity date of June 5, 2010, the New Notes will mature on December 31, 2010.

It is also anticipated that the Company will issue to each holder of a New Note a warrant to purchase up to the number of shares of the Company’s Common Stock obtained by dividing the principal amount of the New Loan by 0.06 (each a “New Warrant” and collectively, the “New Warrants”).  The New Warrants will be exercisable for a period of three years starting on June 30, 2009.  If, as anticipated the Company receives $1.1 million in New Loans from Phoenix and its designees, then the Company will issue New Warrants to purchase an aggregate of 18,333,333 shares.  In addition, as described above, the Company issued to each Creditor in the June 2008 financing transaction a Warrant to purchase the number of shares of the Company’s Common Stock obtained by dividing the amount of such Creditor’s existing Loan by 0.14.  The Company also subsequently exercised its option to pay an aggregate amount of $71,754 in accrued interest on the Loans in kind for the Company’s fiscal quarter ended March 31, 2009, and issued the PIK Warrants to purchase an aggregate of 512,523 shares at an exercise price of $0.14 per share on such amount.  In connection with the financing transaction, the existing warrant coverage will be amended, such that the existing Warrants and PIK Warrants will be canceled, and new warrants will be issued as replacement for the canceled Warrants (each a “Replacement Warrant” and collectively, the “Replacement Warrants”).  The Replacement Warrants will be exercisable for a period of three years starting on June 30, 2009.  The Replacement Warrants issued to each Creditor will provide for the purchase of up to the number of shares of the Company’s Common Stock obtained by dividing the aggregate amount of such Creditor’s existing Loan, together with accrued interest on the Loan subsequently paid in kind by the Company, by 0.06.  Thus, the existing Warrants and PIK Warrants, which are exercisable for an aggregate of 26,494,666 shares of the Company’s Common Stock at an exercise price of fourteen cents ($0.14) per share, will be canceled and replaced by Replacement Warrants to purchase an aggregate of 61,820,887 shares of the Company’s Common Stock at an exercise price of six cents ($0.06) per share.

In addition to the New Warrants and Replacement Warrants, in connection with services rendered in structuring the new financing transaction, it is anticipated that the Company will pay $22,000 to Phoenix, and will issue to Phoenix a warrant to purchase 3,947,917 shares of the Company’s Common Stock at an exercise price of $0.06 per share (the “Agent Warrant”).  The Agent Warrant will likewise be exercisable for a period of three years starting on June 30, 2009.

The issuance of the New Warrants, Replacement Warrants, and the Agent Warrant described above will have a dilutive impact on the Company’s existing stockholders in terms of their percentage ownership, and, depending on the price of the Company’s Common Stock at the time at which such New Warrants, Replacement Warrants and Agent Warrant are issued, may be economically dilutive to the Company’s existing stockholders as well.  Authorizing an additional 50,000,000 shares of Common Stock would give the Board of Directors the ability   to issue the additional shares of Common Stock upon exercise of the New Warrants, Replacement Warrants and Agent Warrant.  If stockholders do not approve this increase in authorized shares, such disapproval will result in the occurrence of an event of default under the Credit Agreement, as it is proposed to be amended in connection with the new financing transaction.

The proposed increase in the authorized number of shares of Common Stock could have a number of other effects on stockholders. The increase could have an anti-takeover effect in that additional shares would be issued upon exercise of the New Warrants, Replacement Warrants and Agent Warrant, and that increase in the number of shares of Common Stock outstanding could make a change in control or takeover of the Company more difficult. This proposal is not being presented with the intent that it be utilized as a type of anti-takeover device, however.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. Therefore, future issuances of Common Stock, including issuances of shares upon exercise of the New Warrants, Replacement Warrants and Agent Warrant, may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

STOCKHOLDER APPROVAL

    In accordance with the provisions of Section 242(b) of the Delaware General Corporation Law, the affirmative vote of (1) a majority of the shares of Common Stock issued and outstanding (including outstanding shares of Preferred Stock being voted on an as-if-converted-to-Common-Stock basis), and (2) a majority of the shares of Common Stock issued and outstanding voting as a separate class (and not including outstanding shares of Preferred Stock being voted on an as-if-converted-to-Common-Stock basis) is required for approval of the amendment to our Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Annual Meeting, the proposed amendment would become effective upon filing a Certificate of Amendment to our Amended and Restated Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 225,000,000 TO 275,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership as of the date hereof of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.  Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413.

	Common Stock
Name of Beneficial Owner	Number of Shares**	Percent of Class**
Guido DiGregorio (1)	2,157,536	1.62%
C. B. Sung (2)	1,844,420	1.40%
Louis P. Panetta (3)	225,000	*
David E. Welch, (4)	175,000	*
Garry Meyer (5)	75,000	*
Francis V. Dane (6)	500,973	*
Russel L. Davis (7)	735,227	*
All directors and executive officers as a group (6 persons)	5,713,156	4.22%
5% Shareholders
Phoenix Venture Fund LLC (8)	42,113,033	27.71%
Michael W. Engmann (9)	14,376,084	9.86%

*           Less than 1%.

**           Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise or conversion of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the date hereof. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days, or securities convertible into Common Stock within 60 days are deemed outstanding and held by the holder of such shares of Common Stock, options, warrants, or other convertible securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. The percentage of beneficial ownership of Common Stock beneficially owned is based on  131,414,303 shares of Common Stock outstanding as of May 6, 2009.

(1)	Represents (a) 143,900 shares held by Mr. DiGregorio and (b) 2,013,636 shares issuable upon the exercise of stock options exercisable within 60 days hereof.

(2)
Includes (a) 1,631,051 shares held by the Sung Family Trust, of which Mr. Sung is a trustee, (b) 3,369 shares held by the Sung-Kwok Foundation, of which Mr. Sung is the Chairman, and (c) 210,000 shares of Common Stock issuable upon the exercise of stock options, exercisable within 60 days hereof.  Mr. Sung may be deemed to beneficially own the shares held by the Sung Family Trust and the Sung-Kwok Foundation.

(3)	Represents 225,000 shares issuable upon the exercise of options exercisable within 60 days hereof.

(4)	Represents 175,000 shares issuable upon the exercise of stock options exercisable within 60 days hereof.

(5)	Represents 75,000 shares issuable upon the exercise of stock options exercisable within 60 days hereof.

(6)	Represents (a) 212 shares held by Mr. Dane and (b) 500,761 shares issuable upon the exercise of stock options exercisable within 60 days hereof.

(7)	Represents 735,227 shares issuable upon the exercise of stock options within 60 days hereof.

(8)
Represents (a) 21,500,000 shares held by SG Phoenix Ventures LLC and (b) 20,613,033 shares issuable upon the exercise of warrants. SG Phoenix Ventures LLC is the Managing Member of Phoenix Venture Fund LLC (the “Phoenix Fund”), with the power to vote and dispose of the shares of Common Stock held by the Phoenix Fund. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by the Phoenix Fund and, as such, may be deemed to be the beneficial owner of the shares of Common Stock owned by the Phoenix Fund. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by the Phoenix Fund and, as such, may be deemed to be the beneficial owner of the shares of Common Stock owned by the Phoenix Fund. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by the Phoenix Fund, except to the extent of their respective pecuniary interests therein. The address of such stockholder is 110 East 59th Street, Suite 1901, New York, NY 10022.

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(9)
Represents (a) 10,642,894 warrants beneficially owned by Mr. Engmann, of which 1,187,962 are held by MDNH Partners, L.P. and 1,659,200 are held by KENDU Partners Company of which Mr. Engmann is a partner and (b) 3,768,899 shares issuable upon the conversion of shares of Series A-1 Preferred beneficially owned by Mr. Engmann, of which 1,092,557 are issuable to MDNH Partners, L.P. and 2,476,471 are issuable to KENDU Partners Company of which Mr. Engmann is a partner. Mr. Engmann was issued warrants to purchase 2,333,250 shares of the Company’s Common Stock at $0.51 per share, warrants to purchase 1,979,936 shares of the Company’s Common Stock at $0.25 per share and warrants to purchase 3,482,546 shares of the Company’s Common Stock at $0.14 per share. MDNH Partners, L.P. was issued warrants to purchase 1,659,200 shares of the Company’s Common Stock at $0.51 per share, and MDNH Partners, L.P. was issued warrants to purchase 1,187,962 shares of the Company’s Common Stock at $0.25 per share. Such warrants were issued in connection with notes issued in 2006 and 2007. In addition, Mr. Engmann, MDNH Partners, L.P. and KENDU Partners Company converted a portion of outstanding indebtedness and interest accrued thereon into shares of Series A-1 Preferred in connection with the Company’s June 2008 financing transaction.  The shares of Series A-1 Preferred held by Mr. Engmann, MDNH Partners, L.P. and KENDU Partners Company are presently convertible into 3,768,899 shares of Common Stock. Mr. Engmann has 27,982 shares of Series A-1 Preferred that can be converted into 199,871 shares of Common Stock. MDNH Partners, L.P. has 152,982 shares of Series A-1 Preferred that are convertible into 1,092,557 shares of Common Stock at $0.14 per share. KENDU Partners has 346,706 shares of Series A-1 Preferred that are convertible into 2,476,471 shares of Common Stock at $0.14 per share.  Mr. Engmann’s address is 220 Bush Street, No. 660, San Francisco, CA 94104. (See note 5 to the Consolidated Financial Statements)

TRANSACTIONS WITH RELATED PERSONS

With beneficial ownership calculated in accordance with Exchange Act Rule 13d-3, SG Phoenix LLC, together with its affiliated entities, which include Phoenix Venture Fund LLC, is presently the beneficial owner of approximately 27.71% of the Company’s Common Stock, and Michael W. Engmann, together with his affiliates, is presently the beneficial owner of approximately 9.86% of the Company’s Common Stock.

As described in Proposal Two above, on June 5, 2008, the Company effected a financing transaction under which the Company raised capital through the issuance of new secured indebtedness and equity, and restructured a portion of the Company’s existing short-term debt (collectively, the “Financing Transaction”). Certain parties to the Financing Transactions (Phoenix Venture Fund LLC and Michael Engmann) had a pre-existing relationship with the Company and with respect to such parties the Financing Transaction may be considered a related party transaction.

Under the Financing Transaction, the Company entered into the Credit Agreement and a Pledge and Security Agreement (the “Pledge Agreement”), each dated as of June 5, 2008, with the Creditors.  Under the terms of the Credit Agreement, the Company received the Loans from the Creditors, which are represented by the Notes.  The Notes bear interest at eight percent (8%) per annum which, at the option of the Company, may be paid in cash or in kind and presently mature June 5, 2010.  The Company used a portion of the proceeds from the Loans to pay the Company’s existing indebtedness and accrued interest on that indebtedness that was not exchanged for preferred stock as described below, and may use the remaining proceeds for working capital and general corporate purposes, in each case in the ordinary course of business; and to pay fees and expenses in connection with the Financing Transaction, which were approximately $475,000.  Additionally, a portion of the proceeds of the Loans were used to repay a short term loan from a Company employee in the amount of $125,000, plus accrued interest, that was made prior to and in anticipation of the closing of the Financing Transaction.  Under the terms of the Pledge Agreement, the Company and its subsidiary, CIC Acquisition Corp., granted the Creditors a first priority security interest in and lien upon all of the assets of the Company and CIC Acquisition Corp.

Under the terms of the Credit Agreement and in partial consideration for the Creditors’ respective Loans made pursuant to the terms of the Credit Agreement as described above, the Company issued to each Creditor a warrant to purchase up to the number of shares of the Company’s Common Stock obtained by dividing the amount of such Creditor’s Loan by 0.14 (each a “Warrant” and collectively, the ‘Warrants”).  A total of 25,982,143 shares of the Company’s Common Stock may presently be issued upon exercise of the Warrants.  The Warrants are presently exercisable until their expiration on June 30, 2011. The Warrants have an exercise price of fourteen cents ($0.14) per share.

Under the terms of the Credit Agreement, additional Warrants may be issued if the Company exercises its option to make interest payments on the Loans in kind.  The Company exercised its option to pay an aggregate amount of $71,754 in accrued interest on the Loans in kind for the Company’s fiscal quarter ended March 31, 2009, and issued warrants to purchase an aggregate of 512,523 shares at an exercise price of $0.14 per share in connection therewith (the “PIK Warrants”).  Thus, as of the date hereof, the Company has an aggregate of $3,709,254 in indebtedness, and an aggregate of 26,494,666 shares of the Company’s Common Stock may be issued upon exercise of the Warrants and PIK Warrants.

The Company ascribed the relative fair value of $1,231,000 to the warrants, which is recorded as a discount to “Long-term debt” in the balance sheet.  The fair value of the warrants was estimated on the commitment date using the Black-Scholes pricing model with the following assumptions: risk-free interest rate of 2.73%; expected life of 3 years; expected volatility of 82.3%; and expected dividend yield of 0%.

In connection with the closing of the Financing Transaction, the Company also entered into a Securities Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) each dated as of June 5, 2008, (See Note 5).  Under the Purchase Agreement, in exchange for the cancellation of $995,000 in principal and $45,000 of interest accrued thereon of the Company’s outstanding indebtedness and interest accrued thereon, the Company issued to the holders of such debt an aggregate of 1,040,000 shares of the Company’s Series A Cumulative Convertible Preferred Stock (“Series A Preferred”), which were subsequently canceled and exchanged by the holders of Series A Preferred for an equivalent number of shares of Series A-1 Preferred.  Mr. Engmann and entities controlled by Mr. Engmann cancelled an aggregate of $720,000 in principal and $45,000 of interest accrued thereon, and, accordingly, the Company issued an aggregate of 765,000 shares of the Company’s Series A-1 Preferred to Mr. Engmann

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and entities controlled by Mr. Engmann.  These shares of Series A-1 Preferred carry an eight percent (8%) annual dividend, payable quarterly in arrears in cash or in additional shares of Series A-1 Preferred, have a liquidation preference over Common Stock of one dollar ($1.00) per share, and are convertible into shares of Common Stock at a ratio of one share of Series A-1 Preferred for 7.1429 shares of Common Stock.  Series A-1 Preferred may vote on matters put to the Company’s stockholders on an as-converted-to-Common-Stock basis except as otherwise required by applicable law.  Subject to further adjustment as provided in the Certificate of Designations, Powers, Preferences and Rights of the Series A-1 Cumulative Convertible Preferred Stock, shares of Series A-1 Preferred are presently convertible into shares of Common Stock at a ratio of one share of Series A-1 Preferred for 7.1429 shares of Common Stock.  If all shares of Series A-1 Preferred were converted into Common Stock at the above conversion ratio, the Company would be required to issue an aggregate of 7,428,571 shares of Common Stock.  As of the date hereof, Mr. Engmann and entities controlled by Mr. Engmann have converted an aggregate of 250,000 shares of Series A-1 Preferred into 1,785,714 shares of Common Stock.

The issuance of shares of Series A-1 Preferred Stock resulted in a beneficial conversion feature of $371,000, of which $273,000 is attributable to Michael Engmann and $98,000 to the other creditors.  The beneficial conversion feature was recorded as a charge to loss applicable to holders of Common Stock for the quarter ended June 30, 2008. The Company has accrued dividends on the shares of Series A-1 Preferred of $64,265.  As of March 31, 2009, $47,672 of the accrued dividends have been paid in cash and $16,593 of the accrued dividends have been paid by issuance of additional shares of Series A-1 Preferred.  As of March 31, 2009, Mr. Engmann and entities controlled by Mr. Engmann have been paid an aggregate of $34,029 in dividends in cash, and have received 12,646 additional shares of Series A-1 Preferred shares in lieu of payment of dividends in cash.

Under the terms of the Registration Rights Agreement, the Company was obligated to prepare and file with the SEC a registration statement under the Securities Act covering the resale of the shares of Common Stock issuable upon conversion of the shares of Series A-1 Preferred Stock and exercise of the Warrants as described above.  The Company must also use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until the earlier of the date that is two years after its Effective Date or until the date that all shares purchased under the Purchase Agreement have been sold or can be sold publicly under Rule 144.  The Registration Rights Agreement provided for certain registration rights whereby the Company would have incurred penalties if a registration statement was not filed or declared effective by the SEC on a timely basis. The Company filed the required registration statement on August 18, 2008, which was declared effective on October 10, 2008. The Company was obligated to pay the costs and expenses of such registration.

As explained under Proposal Two above, the Company is now in the process of finalizing a new financing transaction led by Phoenix, and anticipates this transaction will close in the near term.   In the new financing transaction, it is anticipated that the Company will receive an aggregate of $1.1 million from Phoenix and its designees, in New Loans.  The Credit Agreement will be amended in connection with the financing transaction, and the existing lending arrangements will be amended such that the Notes for the existing Loans will be canceled, and the New Notes will be issued as replacements for the canceled Notes and as evidence of the New Loans.  For New Notes being issued to Creditors from the Financing Transaction, the principal amount of the New Note for each such Creditor will include both the outstanding principal amount for the existing Loan for such Creditor and the principal amount of any New Loan made by such Creditor.  It is anticipated that New Notes will be issued Phoenix and Michael Engmann or entities controlled by Mr. Engmann.  The New Notes will bear interest at eight percent (8%) per annum which, at the option of the Company, may be paid in cash or in kind.  Whereas the existing Notes to be canceled presently have a maturity date of June 5, 2010, the New Notes will mature on December 31, 2010.

It is also anticipated that the Company will issue to each holder of a New Note a New Warrant.  The New Warrants will be exercisable for a period of three years starting on June 30, 2009.  If, as anticipated the Company receives $1.1 million in New Loans from Phoenix and its designees, which may include Michael Engmann or entities controlled by Mr. Engmann, then the Company will issue New Warrants to Phoenix and such designees to purchase an aggregate of 18,333,333 shares.  In addition, as described above, the Company issued to each Creditor in the Financing Transaction a Warrant to purchase the number of shares of the Company’s Common Stock obtained by dividing the amount of such Creditor’s existing Loan by 0.14.  The Company also subsequently exercised its option to pay an aggregate amount of $71,754 in accrued interest on the Loans in kind for the Company’s fiscal quarter ended March 31, 2009, and issued the PIK Warrants to purchase an aggregate of 512,523 shares at an exercise price of $0.14 per share on such amount.  In connection with the Company’s proposed new financing transaction, the existing warrant coverage will be amended, such that the existing Warrants and PIK Warrants will be canceled, and the Replacement Warrants will be issued as replacements therefore.  The Replacement Warrants will be exercisable for a period of three years starting on June 30, 2009.  The Replacement Warrants issued to each Creditor will provide for the purchase of up to the number of shares of the Company’s Common Stock obtained by dividing the aggregate amount of such Creditor’s existing Loan, together with accrued interest on the Loan subsequently paid in kind by the Company, by 0.06.  Thus, the existing Warrants and PIK Warrants, which are exercisable for an aggregate of 26,494,666 shares of the Company’s Common Stock at an exercise price of fourteen cents ($0.14) per share, will be canceled and replaced by Replacement Warrants to purchase an aggregate of 61,820,887 shares of the Company’s Common Stock at an exercise price of six cents ($0.06) per share.

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In addition to the New Warrants and Replacement Warrants, in connection with services rendered in structuring the new financing transaction, it is anticipated that the Company will pay $22,000 to Phoenix, and will issue to Phoenix the Agent Warrant, which would entitle Phoenix to purchase an additional 3,947,917 shares of the Company’s Common Stock at an exercise price of $0.06 per share.  The Agent Warrant will likewise be exercisable for a period of three years starting on June 30, 2009.  It is anticipated that the Registration Rights Agreement from the Financing Transaction will be amended in connection with the new financing transaction, such that Phoenix and its designees, which may include Michael Engmann or entities controlled by Mr. Engmann, have certain demand registration rights with respect to the shares issuable upon exercise of the New Warrants, the Replacement Warrants or the Agent Warrant not otherwise previously registered.

If the new financing transaction is consummated substantially on the terms contemplated, it is anticipated that, upon closing of the financing transaction, with beneficial ownership calculated in accordance with Exchange Act Rule 13d-3, SG Phoenix LLC, together with its affiliated entities, will beneficially own approximately 45.17% of the Company’s Common Stock, and Michael W. Engmann, together with his affiliates, will beneficially own approximately 15.00% of the Company’s Common Stock.

In August 2006, the Company entered into the August 2006 Purchase Agreement to which Mr. Engmann was a party. The Company secured the right to borrow up to $600,000 under the August 2006 Purchase Agreement.  In November 2006 the Company borrowed the full amount of $600,000, of which $450,000 pertains to Mr. Engmann and the remaining $150,000 to an unrelated third party. The Company issued warrants to purchase 3,111,000 of the Company’s Common Stock related to the August 2006 Purchase Agreement.  The notes were due May 17, 2008 and bore interest at the rate of 15% per annum payable quarterly in cash. The warrants have a term of three years beginning June 30, 2007 and an exercise price of $0.51.

In February 2007, the Company entered into a Note and Warrant Purchase Agreement (the “February 2007 Purchase Agreement”) and a Registration Rights Agreement (the “February 2007 Registration Rights Agreement”), each dated as of February 5, 2007, with the Affiliated Stockholder where defined.  The Company secured the right to borrow up to six hundred thousand dollars ($600,000). On March 15, 2007 the Company and the Affiliated Stockholder amended the February 2007 Purchase Agreement to increase the maximum amount of borrowing from $600,000 to $1,000,000. The terms of the February 2007 Purchase Agreement and 2006 Purchase Agreement are identical with the exception that the maximum number of warrants that may be issued under the February 2007 Purchase Agreement is 5,185,000 rather than 3,111,000. On March 30, 2007, and April 1, 2007 the Company borrowed $670,000 and $50,000 under the February 2007 Purchase Agreement of which $320,000 pertained to Mr. Engmann and the remaining $400,000 from unrelated third parties.  The proceeds were used for working capital purposes. The warrants have a three year life, became exercisable on June 30, 2007, and have an exercise price of $0.51.  The warrants included piggyback registration rights for the underlying shares to participate in any future registrations of the Company's Common stock.  The shares were registered with the Company's Form S-1A which was declared effective December 28, 2007.

On June 15, 2007, the Company entered into a Note and Warrant Purchase Agreement (the “June 2007 Purchase Agreement”) and a Registration Rights Agreement (the “June 2007 Registration Rights Agreement”), each dated as of June 15, 2007. The Company secured the right to borrow up to $1,000,000.  The June 2007 Purchase Agreement required the Company to draw $400,000 of the funds upon signing.  As of December 31, 2007, the Company had borrowed $400,000 under this facility, all pertaining to Mr. Engmann, and the option to borrow the remaining $600,000 lapsed as of that date. The Company used the proceeds of the financing for working capital purposes.  The note bore interest at the rate of 15% per annum payable quarterly in cash. The Company issued 3,167,898 warrants to purchase shares of its Common Stock at an exercise price of $0.25. The warrants have a three year life and included piggyback registration rights for the underlying shares to participate in any future registrations of the Company’s Common Stock.  The shares were registered with the Company’s Form S-1/A which was declared effective December 28, 2007.

The Company paid approximately $78,000 and $74,000 in interest to SG Phoenix LLC and Mr. Engmann, respectively, as of December 31, 2008 related to the above Notes. (See Note 3 and 4 of Notes to Consolidated Financial Statements on page F-17 for additional details.)

On January 9, 2008, the Company entered into the Company’s standard form of Consulting Agreement (the “Consulting Agreement”) with GSMeyer & Associates LLC (the “Consultant Entity”), an entity of which Garry Meyer, a director of the Company, is a principal. Mr. Meyer owns 50% of the Consultant Entity’s outstanding equity, and Mr. Meyer’s spouse owns the other 50% of the Consultant Entity’s outstanding equity. Mr. Meyer and his spouse share in the profits of the Consultant Entity in accordance with their ownership percentages. Under the terms of the Consulting Agreement, the Consultant Entity is authorized to market the Company’s products as an independent contractor of the Company. The Consultant Entity is paid commissions equal to seven percent (7%) of the license fees, professional service fees and of first year maintenance fees on sales closed with State Street Bank, and ING (of Eastern Europe), subject to the Company having received payment of such fees from such customers prior to the payment of the above described commissions. The Consultant Entity is also entitled to reimbursement of reasonable travel and other out-of-pocket expenses incurred in the performance of its obligations under the Consulting Agreement, provided that the Consultant Entity provides receipts and obtains prior approval from the Company’s Chief Executive Officer for such expenses. Either the Company or the Consultant Entity may terminate the Consulting Agreement at any time upon thirty days’ written notice to the other party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the Securities and Exchange Commission (the "SEC") regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2008 all Section 16(a) reports required to be filed by the Company's executive officers, directors and 10% stockholders were filed on a timely basis.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company's affairs. During 2008, the Board of Directors held two formal meetings, one telephonic meetings and acted by unanimous written consent on four occasions. Except for the meetings of the Audit Committee, which were held separately, and in cases where the committees acted by unanimous consent, all committee meetings were held concurrently with the formal meetings of the Board of Directors. For the year ended December 31, 2008, each incumbent director participated in all of the formal meetings of the Board and each Committee on which he served.

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Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification. There are no family relationships between the Company's directors and executive officers.

Director Independence

The Board has determined that each of our directors, except Mr. DiGregorio, is independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ"), as currently in effect.  Furthermore, the board has determined that each of the members of each of the committees of the board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect, except for Mr. DiGregorio who is a member of  the Best Practices Committee.

Board Committees

The Company's Board of Directors has four committees as set forth below. The members of each committee are appointed by the Board of Directors.

Audit Committee. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Louis P. Panetta, C. B. Sung and David E. Welch.  Mr. Welch serves as the Audit Committee’s financial expert.  Each member of the Audit Committee is independent as defined under applicable rules and regulations.  The Audit Committee conducted one meeting in the year ended December 31, 2008 and all members attended that meeting.  Additionally, the Chair of the Audit Committee met telephonically with the Company's independent accountants on three other occasions. A copy of the Audit Committee charter can be found at our website, www.cic.com.

Finance Committee.  The Finance Committee develops strategies for the financing and development of the Company and monitors and evaluates progress toward established objectives. The members of the Finance Committee are Louis P. Panetta and C. B. Sung. During the year the Finance Committee discussions were held concurrently with the 2 meetings of the Board of Directors.

Compensation Committee.  The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administer the Company's stock option plans. The members of the Compensation Committee are Louis P. Panetta and C. B. Sung and David Welch. The Compensation Committee held no formal meetings but acted by unanimous written consent on two occasions. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website, www.cic.com.

Nominating Committee.  The Nominating Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, functions and needs of the Board.  The Nominating Committee reviews the appropriate skills and characteristics required of directors in the context of prevailing business conditions. The objective of the Nominating Committee is to create and sustain a Board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. During 2008, Nominating Committee discussions were held concurrently with the meetings of the Board of Directors.  The members of the Nominating Committee are Louis P. Panetta, C. B. Sung and David E. Welch.  The Board has adopted a Nominating Committee Charter, a copy of which can be found on our website, www.cic.com.

Best Practices Committee.  The purpose of the Best Practices Committee is to enhance both the sales and product development processes by developing a standardized set of practices to maintain and improve the Company’s market leadership position.  The Board has designated Garry Meyer as the chairman of the Best Practices Committee, and Louis Panetta and Guido

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DiGregorio as members of the committee.  During the year the Best Practices Committee discussions were held concurrently with the two meetings of the Board of Directors.

Communications to the Board

The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company.  Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations.  Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board, the Chairman of the Audit Committee and the Company’s Chief Legal Officer.  Based on the input and decision of these persons, along with the entire board, if it is deemed necessary, the Company will respond to the communications.  Stockholders should not communicate with individual directors unless requested to do so.

See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page 16, for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.

 DIRECTOR COMPENSATION

For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each board of directors meeting attended, in person, and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. First time directors receive options to acquire 50,000 shares of the Company’s Common Stock upon joining the board and options to acquire 25,000 shares each time they are elected to the board thereafter.  The exercise price of all options granted to directors is equal to the market closing price on the date of grant, the options vest immediately and have a seven year term.

In June 2008, Garry Meyer, Louis Panetta, C. B. Sung and David Welch were each granted immediately exercisable non-qualified options to purchase 25,000 shares of Common Stock at an exercise price of $0.20 per share (the then current market price of the Company’s stock), which options expire on June 25, 2015.

The following table sets forth a summary of the compensation paid to our directors during 2008.

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Garry Meyer	$ 2,000	$ −	$3,995(1)	$ −	$ −	$ −	$5,995
Louis P. Panetta	$ 2,000	$ −	$3,995(2)	$ −	$ −	$ −	$5,995
C. B. Sung	$ 2,000	$ −	$3,995(3)	$ −	$ −	$ −	$5,995
David E. Welch	$ 2,000	$ −	$3,995(4)	$ −	$ −	$ −	$5,995

1.
Mr. Meyer holds options to acquire 75,000 shares of stock at December 31, 2008, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2008 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Meyer in previous fiscal years and in the fiscal year ended December 31, 2008.

2.
Mr. Panetta holds options to acquire 225,000 shares of stock at December 31, 2008, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2008 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Panetta in previous fiscal years and in the fiscal year ended December 31, 2008.

3.
Mr. Sung holds options to acquire 210,000 shares of stock at December 31, 2008, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31,

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2008 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Sung in previous fiscal years and in the fiscal year ended December 31, 2008.

4.
Mr. Welch holds options to acquire 175,000 shares of stock at December 31, 2008, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2008 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Welch in previous fiscal years and in the fiscal year ended December 31, 2008.

EXECUTIVE OFFICERS

The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.

Name	Age	Positions Currently Held

Guido D. DiGregorio	70	Chairman of the Board, Chief Executive Officer and President
Francis V. Dane	57	Chief Legal Officer, Secretary and Chief Financial Officer
Russel L. Davis	44	Chief Technology Officer & Vice President, Product Development

The business experience of each of the executive officers for at least the past five years includes the following:
Guido D. DiGregorio – see above under the heading “Directors and Executive Officers of the Company – Directors.”

Francis V. Dane was appointed the Company's Secretary in February of 2002, its Chief Financial Officer in October 2001, and its Human Resources Executive in September 1998, and he assumed the position of Chief Legal Officer in December of 1997.  From 1991 to 1997 he served as a Vice President and Secretary of the Company, and from 1988 to 1992 as its Chief Financial Officer and Treasurer.  Since July of 2000, Mr. Dane has also been the Secretary and Treasurer of Genyous Biomed International Inc. (including its predecessors and affiliates) a company in the biopharmaceutical field focused on the development of medical products and services for the prevention, detection and treatment of chronic illnesses such as cancer.  From October 2000 to April 2004, Mr. Dane served as a director of Perceptronix Medical, Inc. and SpectraVu Medical Inc., two companies focused on developing improved methods for the early detection of cancer. From October 2000 to June 2003 Mr. Dane was a director of CPC Cancer Prevention Centers Inc., a company focused on developing a comprehensive cancer prevention program based upon the detection of early stage, non-invasive cancer.  Prior to this Mr. Dane spent over a decade with PricewaterhouseCoopers, his last position was that of Senior Manager, Entrepreneurial Services Division.  Mr. Dane is a member of the State Bar of California and has earned a CPA certificate from the states of Connecticut and California.

Russel L. Davis rejoined the Company as Chief Product Officer in August of 2005 and now serves as its Chief Technology Officer and Vice President of Product Development.  He served as CTO of SiVault Systems, from November of 2004 to August of 2005.  Mr. Davis originally joined CIC in May of 1997 and was appointed Vice President of Product Development & Support in October of 1998. Prior to this, Mr. Davis served in a number of technical management roles including; Director of Service for Everex Systems, Inc., a Silicon Valley based PC manufacturer and member of the Formosa Plastics Group, managing regional field engineering operations for Centel Information Systems, which was acquired by Sprint. He also served in the United States Navy supervising shipboard Electronic Warfare operations.

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EXECUTIVE COMPENSATION

The following table sets forth compensation awarded to, earned by or paid to the Company’s President and Chief Financial Officer, regardless of the amount of compensation, and each executive officer of the Company as of December 31, 2008 whose total annual salary, bonus and option awards for 2008 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table (in dollars)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guido DiGregorio President & CEO	2008 2007	285,000(1) 200,000(1)	− −	− −	40,200 −	− −	− −	10,055 9,486	335,255 209,486
Frank Dane CLO & CFO	2008 2007	160,000 160,000	− −	− −	20,100 1,875	− −	− −	− −	180,100 161,875
Russel Davis CTO	2008 2007	165,000 165,000	25,000(2) −	− −	30,150 −	− −	− −	− −	220,150 165,000

1.
Mr. DiGregorio’s 2008 salary includes $85,000 paid in March 2008 that he voluntarily deferred from his 2007 salary.  Mr. DiGregorio has deferred receipt of his 2008 deferred salary, payable in March 2009, intending to receive such payment when the company achieves quarterly cash flow positive operations. In addition, $85,000 of his 2009 salary is being voluntary deferred to March of 2010.

2.
Bonus payment for leading the design and development effort and delivery ahead of scheduled of the SignatureOne Ceremony Server product which was the basis for closing two orders with top-tier insurance companies which contributed over $1,000,000 to last half of 2008 revenue.

3.
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes calculated in accordance with SFAS No. 123(R).  In accordance with applicable regulations, the value of such options does not reflect an estimate for forfeitures related to service-based vesting used by the Company for financial statement purposes. Assumptions used in this calculation of these amounts are included in footnote 6 in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed with the SEC on March 12, 2009.

There are no employment agreements with any named executives, either written or oral.  All employment is at will.

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Outstanding Equity Awards at Fiscal 2008 Year End

The following table summarizes the outstanding equity award holdings held by our named executive officers.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (4)	Option Expiration Date (5)
Guido DiGregorio, President & CEO (1)	425,000 1,275,000 600,000	− − 286,364	$0.39 $0.75 $0.15	12/19/2012 12/19/2012 7/25/2015
Frank Dane, CLO & CFO (2)	100,000 100,000 35,985 107,958 300,000	− − − − 143,185	$0.33 $0.55 $0.39 $0.75 $0.15	5/08/2010 11/11/2011 12/19/2012 12/19/2012 7/25/2015
Russel Davis, CIO (3)	125,000 375,000 450,000	− − 214,773	$0.57 $0.75 $0.15	8/31/2012 8/31/2012 7/25/2015

(1)              Mr. DiGregorio’s options vest as follows: 425,000 options vested on the date of grant; 1,275,000 options vested on the date of grant; and 600,000 options will vest pro rata quarterly over three years.

(2)              Mr. Dane’s options vest as follows: 100,000 options vested pro rata quarterly over three years; 100,000 options vested pro rata quarterly over three years; 35,985 options vested on the date of grant; 107,958 options vested on the date of grant; and 300,000 options will vest pro rata quarterly over three years.

(3)              Mr. Davis’s options vest as follows: 125,000 options vested on the date of grant; 375,000 options vested on the date of grant; and, with regard to the 450,000 options, 112,500 options vested on the date of grant and 337,500 options will vest pro rata quarterly over three years,.

(4)              Mr. DiGregorio holds options to acquire 2,300,000 shares under Individual Plans. Mr. Dane holds 100,000 options to acquire shares granted under the 1999 Option Plan and options to acquire 543,943 shares granted under Individual Plans.  Mr. Davis holds options to acquire 500,000 shares granted under the 1999 Option Plan and 450,000 shares granted under Individual Plans.

(5)              All options granted will expire seven years from the date of grant, subject to continuous employment with the Company.

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Equity Compensation Plan Information

The following table provides information as of May 6, 2009, regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (c)
Equity Compensation Plans Approved by Security Holders
1999 Stock Option Plan	3,068,368 (1)	$ 0.53	−
Equity Compensation Plans Not Approved by Security Holders	4,064,443 (2)	$ 0.42	−
Total:	7,132,811	$ 0.47	−

(1)
A total of 4,000,000 shares were reserved for issuance under the Company’s 1999 Stock option Plan, of which options to purchase 3,068,368 shares are outstanding, 181,145 shares have been issued upon exercise of options granted there under. The Plan expired in April 2009 and therefore, no further grants will be made under the Plan.

(2)	Granted under the Individual Plans entered into by the Company with certain employees, officers and directors between 1999 and 2008.

AUDIT COMMITTEE REPORT

General.  Under the Company’s Audit Committee Charter (“Charter”), a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom shall be independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. All of the members of the Company’s Audit Committee are independent and Mr. Welch is the committee’s financial expert as such term is defined in applicable regulations and rules.

Audit and other Fees.  GHP Horwath, P.C. as been the Company’s auditors since September 2006. During fiscal years 2008 and 2007, the fees for audit and other services performed by GHP Horwath for the Company were as follows:

Amount and percentage of fees
Nature of Services	2008		2007

Audit Fees	Audit fees are expected to be	$ 123,000(92%)	Audit fees were :	$ 134,000(84%)
Audit-Related Fees		$ -		$ 16,000(10%)
Tax Fees	Tax fees are expected to be	$ 10,000(8%)	Tax fees were :	$ 9,000(6%)
All Other Fees		$ −		$ −
Total		$ 133,000		$ 159,000

Responsibilities and Duties.  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible

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for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

The specific duties of the Audit Committee include the following:

1.	Select, retain, and, when appropriate, terminate the engagement of the independent auditor and set the independent auditors' compensation;

2.
Pre-approve all permitted non-audit services to be performed by the independent auditors and establish policies and procedures for the engagement of the independent auditors to provide permitted non-audit services;

3.
Periodically discuss and review with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board, including whether the provision by the independent auditors of permitted non-audit services is compatible with independence and obtain and review a report from the independent auditors describing all relationships between the independent auditors and the Company;

4.
Receive and review: (a) a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditors;

5.	Meet with management and the independent auditors prior to commencement of the annual audits to review and discuss the planned scope and objectives of the audit;

6.
Meet with the independent auditors, with and without management present, after completion of the annual audit to review and discuss the results of the examinations of the independent auditors and appropriate analyses of the financial statements;

7.	Review the recommendations of the independent auditors for improving internal accounting controls and management's responses thereto;

8.
Review and discuss (a) the reports of the independent auditors, with and without management present, as to the state of the Company's financial reporting systems and procedures, the adequacy of internal accounting and financial controls, the integrity and competency of the financial and accounting staff, disclosure controls and procedures, other aspects of the financial management of the Company and (b) current accounting trends and developments, and (c) take such action with respect thereto as may be deemed appropriate;

9.
Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q and discuss the results of the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

10.
Review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including the judgment of the independent auditors about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

11.	Recommend to the Board of Directors, based upon the Committee's review, whether the financial statements should be included in the annual report on Form 10-K;

12.
Review press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies and review such releases, information and guidance for

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compliance with regulations governing the use of non-Generally Accepted Accounting Principles financial measures and related disclosure requirements;

13.
Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks;

14.
Review (a) the status of compliance with laws, regulations, and internal procedures, including, without limitation, the Company's policies on ethical business practices; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Committee and report on the same to the Board of Directors;

15.
Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls, auditing matters and compliance with the Company's ethical business policies;

16.	Establish policies for the hiring of employees and former employees of the independent auditor;

17.	Prepare a report of the Committee each year for inclusion in the Company's Proxy Statement in accordance with SEC rules;

18.	Review and assess the adequacy of this Charter annually with the Board of Directors as a whole and report to the Board of Directors any significant matters as they occur during the year; and

19.
Conduct such other duties and undertake such other tasks as may be appropriate to the overall purposes for the Committee and as may be assigned from time to time by the Board of Directors consistent with such purposes

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements. In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2008 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence, (iv) the Audit Committee has considered whether the provision of service represented under the headings on “Tax Fees” and “All Other Fees” as set above is compatible with maintaining the independent auditor’s independence, and (v) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2008.

The Audit Committee
                                                       of the Board of Directors

                                                            Louis P. Panetta
                                                            C. B. Sung
                                                            David E. Welch

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INFORMATION REGARDING THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected GHP Horwath, P.C. (“GHP Horwath”) as the Company’s independent registered public accounting firm to audit the financial statements for fiscal year 2009. Representatives of GHP Horwath are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

COMPANY CODE OF ETHICS

The Company has adopted a Code of Ethics (“Code”), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer (“Senior Executive and Financial Officers”). The Code is available on the Company’s website, www.cic.com. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a stockholder proposal must be received at our principal executive offices no later than January 16, 2010. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.  If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

Other Stockholder Proposals

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 45 days nor more than 90 days prior to next year’s annual meeting.  In the event, however, that notice of next year’s annual meeting is given by the Company less than 60 days prior to next year’s annual meeting, then notice must be received from the stockholder by the Secretary not later than the close of business on the 15th day following the date on which notice of next year’s annual meeting of the stockholders was mailed, which will be the date of next year’s proxy statement.  Notices of intention to present proposals at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

Stockholder Director Nominations

The Nominating Committee considers, selects and recommends to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of the Nominating Committee and decides which nominees to present to the Company’s stockholders for election to the Board of Directors.

Stockholders who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Nominating Committee should send written notice to the Chairman of the Nominating Committee, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065 not later than January 16, 2010.  Such notification should set forth all information relating to the proposed nominee, as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. This includes the proposed nominee’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made, and the number of shares of the Company stock owned beneficially and of record by such stockholder or beneficial owner. The Nominating Committee will consider stockholder nominees on the same terms as nominees selected by the Nominating Committee.

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The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. In general, each director will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. It is expected that the Board of Directors as a whole will have individuals with significant appropriate senior management and leadership experience, a long-term and strategic perspective, the ability to advance constructive debate, and a global perspective. These qualifications and attributes are not the only factors the Nominating Committee will consider in evaluating a candidate for nomination to the Board of Directors, and the Nominating Committee may reevaluate these qualifications and attributes at any time.

Except as set forth above, the Nominating Committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from stockholders, nor does the Nominating Committee have a formal process for identifying and evaluating nominees for director (including nominees recommended by stockholders). The Nominating Committee does not currently engage any third party director search firms but may do so in the future if it deems appropriate and in the best interests of the Company. These issues will be considered by the Nominating Committee in due course, and, if appropriate, the Nominating Committee will make a recommendation to the Board of Directors addressing the nomination process.

In addition to submitting a proposed nominee for election to the Board of Directors of the Company for consideration by the Nominating Committee, under our Bylaws, stockholders may also nominate an individual to serve on our Board of Directors without submitting such nominee to our Nominating Committee as described above.  In order to nominate a person or persons for election to the Board of Directors at our next annual meeting without submitting such nominee(s) to our Nominating Committee, a stockholder must provide the information required by our Bylaws and give timely notice of their intention to do so to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 90 days prior to next year’s annual meeting.  The notice given by the stockholder must include (1) the name and address of the stockholder who intends to make the nomination, and the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a Proxy Statement filed with SEC pursuant to the proxy rules; and (5) the manually signed consent of each nominee to serve as a director of the Company if so elected.  The presiding officer at the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.  A stockholder’s written notice of such stockholder’s intention to make such nomination or nominations at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

SOLICITATION OF PROXIES

The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Broadridge Financial Solutions to assist the Company in the solicitation of proxies. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Meeting.

OTHER MATTERS

The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment in respect to any such matter.

Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

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ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 accompanies this Proxy Statement.  The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2008 with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a web site, www.sec.gov, that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC.  Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA, 94065, or visiting the Company’s web site at www.cic.com.

BY ORDER OF THE BOARD OF DIRECTORS

Guido DiGregorio
Chairman, President and Chief Executive Officer
May ____, 2009

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PROXY

COMMUNICATION INTELLIGENCE CORPORATION
275 SHORELINE DRIVE, SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON JUNE 30, 2009.

The undersigned does hereby appoint Guido DiGregorio and Francis V. Dane and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Communication Intelligence Corporation (the “Company”) held of record by the undersigned on May 7, 2009 (the “Record Date”) in connection with the proposals presented at the Company’s Annual Meeting of Stockholders to be held on June 30, 2009 at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated May ____ 2009, hereby revoking all proxies heretofore given with respect to such shares.  The Board of Directors recommends a vote “FOR” each of the Proposals.

PROPOSAL 1 ELECTION OF DIRECTORS:	FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐
	(EXCEPT AS MARKED TO THE CONTRARY BELOW)	TO VOTE FOR ALL NOMINEES LISTED BELOW
(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)
GUIDO DiGREGORIO GARRY MEYER	LOUIS P. PANETTA CHIEN BOR (C.B.) SUNG	DAVID WELCH
PROPOSAL 2 TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE FROM 225,000,000 TO 275,000,000
FOR ☐	AGAINST ☐	ABSTAIN ☐

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The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy CARD will be voted “FOR” (1) the election of all directors, and (2) to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of common shares authorized for issuance from 225,000,000 to 275,000,000. The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders to be held on June 30, 2009, the Company’s Proxy Statement dated May ___, 2009 (and the accompanying proxy card ), and the Company’s 2008 Annual Report to Stockholders.

Dated ___________________, 2009

___________________________________________________
(Signature)

___________________________________________________
(Additional signature, if held jointly)

___________________________________________________
(Title, if applicable)

Please date and sign exactly as your name appears hereon. If your shares are held as joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian or in any similar capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving title. If a partnership, please sign in partnership name by an authorized person

PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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*** Exercise Your Right to Vote***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on June 30, 2009

COMMUNICATION INTELLIGENCE CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: May 07, 2009 Date: June 30, 2009 Time: 1:00PM PDT Location: Hotel Sofitel 223 Twin Dolphin Drive Redwood Shores, CA 94065	BARCODE

Communication Intelligence Corporation 275 Shoreline Drive Suite 500 Redwood Shores, CA 94065 Investor Address LINE 1 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report       2. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-Mail Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge for requesting  a copy.  Please choose one of the following methods to make your request:
1) BY INTERNET:      www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL:           sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 16, 2009 to facilitate timely delivery.

How To Vote Please Choose One of The Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors

Nominees
GUIDO DiGREGORIO GARRY MEYER	LOUIS P. PANETTA CHIEN BOR (C.B.) SUNG	DAVID WELCH

The Board of Directors recommends that you vote FOR the following:

2.	TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE FROM 225,000,000 TO 275,000,000.

NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy CARD will be voted “FOR” (1) the election of all directors, and (2) to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of common shares authorized for issuance from 225,000,000 to 275,000,000. The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders to be held on June 30, 2009, the Company’s Proxy Statement dated May ___, 2009 (and the accompanying proxy card ), and the Company’s 2008 Annual Report to Stockholders.

0000 0000 0000

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NAME

COMMUNICATION INTELLIGENCE CORPORATION                                            XXX,XXX,XXX.XXX

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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